UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

PSIVIDA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of pSivida Corp. (the “Company”) was held on December 3, 2015. The stockholders elected each of the Company’s nominees for director, approved the stock option grant to the Company’s Chief Executive Officer, approved the stock option grants to the Company’s non-executive directors, approved, on an advisory basis, the Company’s 2015 executive compensation and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016. The proposals below are described in detail in the Company’s definitive proxy statement filed with the SEC on October 23, 2015.

The results are as follows:

1.	Election of Directors:

	Vote type	Vote Results
David J. Mazzo	For	10,740,793
	Withheld	291,914
	Non Votes	9,917,998

Paul Ashton	For	10,741,207
	Withheld	291,500
	Non Votes	9,917,998

Michael Rogers	For	10,748,500
	Withheld	284,207
	Non Votes	9,917,998

Peter G. Savas	For	10,305,227
	Withheld	727,480
	Non Votes	9,917,998

Douglas Godshall	For	10,740,618
	Withheld	292,089
	Non Votes	9,917,998

James Barry	For	10,747,255
	Withheld	285,452
	Non Votes	9,917,998

2.	Approval of stock option grant to CEO Paul Ashton.

Vote type	Vote Results
For	9,620,898
Against	1,296,356
Abstain	115,453
Non Votes	9,917,998

3.	Approval of stock option grant to the following non-executive directors:

	Vote type	Vote Results
James Barry	For	7,341,718
	Against	3,600,612
	Abstain	90,377
	Non Votes	9,917,998

Douglas Godshall	For	7,324,461
	Against	3,618,813
	Abstain	89,433
	Non Votes	9,917,998

Michael Rogers	For	7,329,767
	Against	3,613,563
	Abstain	89,377
	Non Votes	9,917,998

Peter G. Savas	For	6,903,427
	Against	4,039,847
	Abstain	89,433
	Non Votes	9,917,998

David J. Mazzo	For	7,324,517
	Against	3,618,813
	Abstain	89,377
	Non Votes	9,917,998

4.	Approval on an advisory basis of pSivida Corp.’s 2015 executive compensation.

Vote type	Vote Results
For	8,139,098
Against	2,809,807
Abstain	83,802
Non Votes	9,917,998

5.	Ratification of the appointment of Deloitte & Touche LLP.

Vote type	Vote Results
For	20,335,389
Against	587,179
Abstain	28,137
Non Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: December 4, 2015	By:	/s/ Lori Freedman
Lori Freedman, Vice President, Corporate Affairs, General Counsel and Secretary